Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Subjex Corporation does hereby certify that:

(a) the Quarterly Report on Form 10-Q of Subjex Corporation for the none months and three months ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Subjex Corporation

Date: November 7, 2008	By:	/s/ Andrew D. Hyder
Andrew D. Hyder
President & Chief Executive Officer